Income Taxes - Schedule of Provision (Benefit) for Income Taxes (Detail) - USD ($) $ in Thousands	3 Months Ended		12 Months Ended
	Mar. 31, 2022	Mar. 31, 2021	Dec. 31, 2021	Dec. 31, 2020
Current:
Federal			$ 0	$ 0
State			2	0
Foreign			2,377	1,410
Total			2,379	1,410
Deferred:
Federal			(5,957)	0
State			(339)	0
Foreign			(3,603)	(943)
Total			(9,899)	(943)
(Benefit) Provision for income taxes	$ 4,388	$ 264	$ (7,520)	$ 467
Effective Income Tax Rate Reconciliation, Percent	(19.70%)	(1.70%)	6.02%	(0.86%)